UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

              Date of Report (date of earliest event reported): March 31, 2015

                           FLEXIBLE SOLUTIONS INTERNATIONAL INC.
                           -------------------------------------
                   (Exact name of Registrant as specified in its charter)


     Nevada                         001-31540                 91-1922863
--------------------            ---------------------      ------------------
(State or other jurisdiction    (Commission File No.)       (IRS Employer
of incorporation)                                          Identification No.)

                              615 Discovery Street
                       Victoria, British Columbia V8T 5G4
                   -----------------------------------------
          (Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code:    (250) 477-9969
                                                      ---------------

                                       N/A
                     -------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01   Other Items.

     The Company's Chief Executive Officer, Dan O'Brien has scheduled a conference call for 11:00 am EST, 8:00 am PST, Wednesday April 1, 2015 to discuss the Company's 2014 financial results. To attend this call, dial 1-877-941-0844 (or 1-480-629-9835). The conference call title "Fourth Quarter 2014 Financials" may be requested.

Item 9.01.  Financial Statements and Exhibits

   (d)        Exhibits

Number     Description

99.1       March 31, 2015 Press Release
99.2       Conference call discussion recording 2014 financial results.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 1, 2015

                                 FLEXIBLE SOLUTIONS INTERNATIONAL INC.



                                 By:  /s/ Daniel B. O'Brien
                                      ----------------------------------------
                                     Daniel B. O'Brien, President and Chief
                                         Executive Officer